As filed with the Securities and Exchange Commission on August 28, 2003
                                                 Securities Act File No. 2-89264
                                            Investment Company File No. 811-3955


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


                           Pre-Effective Amendment No.____                   [ ]

                           Post-Effective Amendment No.       31             [X]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                              Amendment No. 32                               [X]



                    NEW YORK DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                    Copy to:   MICHAEL R. ROSELLA, Esq.
                               Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                               New York, New York 10022
                               (212) 318-6800

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

                  [X]  immediately upon filing pursuant to paragraph (b)
                  [ ]  on (date) pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [ ]  on (date) pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
NEW YORK DAILY TAX FREE                               600 FIFTH AVENUE
INCOME FUND, INC.                                     NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                        (212) 830-5220

                                                      (800) 433-1918 (Toll Free)

================================================================================

PROSPECTUS

August 28, 2003


A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

 2     Risk/Return Summary: Investments, Risks                  8   Management, Organization and
       and Performance                                              Capital Structure
 5     Risk/Return Summary: Fee Table                           9   Shareholder Information
       Investment Objectives, Principal Investment             18   Distribution Arrangements
 6     Strategies and Related Risks                            19   Financial Highlights


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS,     RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.


o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to regular federal, state and local income tax and federal alternative minimum tax. See "Tax Consequences."

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------


     The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares and for the last one and five year periods for the Class B shares. The table also includes the Fund's average annual total return since inception for each Class. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5220 or toll free at (800) 433-1918.

NEW YORK DAILY TAX FREE INCOME FUND, INC. - CLASS A SHARES (1),(2),(3)

[Graphic Omitted]


CALENDAR YEAR END             % TOTAL RETURN
1993                               1.88%
1994                               2.28%
1995                               3.21%
1996                               2.80%
1997                               2.92%
1998                               2.66%
1999                               2.41%
2000                               3.20%
2001                               1.86%
2002                               0.66%



(1) The year-to-date return for the Class A shares as of June 30, 2003 was 0.20%.

(2) The highest quarterly return for the Class A shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Class A shares was 0.14% for the quarter ended March 31, 2002.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

AVERAGE  ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2002

                                  CLASS A             CLASS B
 One Year                         0.66%               0.87%
 Five Years                       2.15%               2.38%
 Ten Years                        2.39%               N/A
 Since Inception*                 3.33%               2.53%


* Inception date is June 12, 1984 for the Class A shares and October 10, 1996 for the Class B shares.


                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                               None

Wire Redemption Fee                                                   $15.00*


*  There is a $15.00 fee for all wire redemptions of less than $10,000.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                   Class A Shares          Class B Shares


Management Fees................................            0.30%                   0.30%
Distribution and Service (12b-1) Fees..........            0.20%                   0.00%
Other Expenses.................................            0.32%                   0.31%
  Administration Fees..........................   0.21%                   0.21%
Total Annual Fund Operating Expenses...........            0.82%                   0.61%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year        3 Years    5 Years      10 Years


Class A:             $84           $262       $455         $1,014
Class B:             $62           $195       $340         $762


II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.


     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.


     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations.


     To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

     The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

     The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2003, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2003, the Fund paid the Manager a fee for administrative services equal to .21% per annum of the Fund's average daily net assets.


     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management or administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to .20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases or redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.


     The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund may refuse to accept cash, cash equivalents (i.e. travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

PURCHASE OF FUND SHARES

--------------------------------------------------------------------------------


     The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have an account. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments also may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned from the Fund as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS - PURCHASE OF CLASS A SHARES
--------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Fund shares by each customer during the period covered by the statement, and (iii) the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

INITIAL DIRECT PURCHASES OF CLASS B SHARES
--------------------------------------------------------------------------------


     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at the following numbers:

     Within New York                  (212) 830-5220
     Toll Free                        (800) 433-1918

MAIL AND PERSONAL DELIVERY

     Investors may send or deliver a check made payable to "New York Daily Tax Free Income Fund, Inc." along with a completed Fund application to:


     New York Daily Tax Free Income Fund, Inc.
     Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE


     To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (212) 830-5220 (within New York) or toll free at (800) 433-1918 and then instruct a member commercial bank to wire money immediately to:


     The Bank of New York
     ABA # 021000018
     Reich & Tang Funds
     DDA # 890040527
     For New York Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name)
     Account #
     SS#/Tax ID#


     The investor should then promptly complete and mail the Fund application.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

ELECTRONIC FUNDS TRANSFERS (EFT),
PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE
--------------------------------------------------------------------------------


     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


Subsequent Purchases of Shares
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     New York Daily Tax Free Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.


REDEMPTION OF SHARES

--------------------------------------------------------------------------------


     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


WRITTEN REQUESTS

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS


     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that such actions are in the best interests of the Fund and its shareholders.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholders account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE


     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5220 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time. Proceeds are sent on the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Generally


     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all of his shares all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


     The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.


Specified Amount Automatic Withdrawal Plan
--------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


     The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.


DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains (the excess of net long-term capital gains over net short-term gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.


     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management, LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. Moreover, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020


     or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5220 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


TAX CONSEQUENCES
--------------------------------------------------------------------------------

     FEDERAL INCOME TAXES

     Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


     Dividends paid from net investment income, if any (not exempt interest dividends) will be subject to tax as dividend income at a maximum federal rate of 15%. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

     The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

     NEW YORK INCOME TAXES

     Exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations") also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

    Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
-------------------------------------------------------------------------------


     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


     Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of .20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing Class A shares of the Fund and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's Class A and Class B financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended April 30, 2003, 2002, 2001 and 2000 and by other auditors for the fiscal year ended April 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report which is incorporated by reference and is available upon request.


                                                                    Year Ended April 30,
                                                 -------------------------------------------------------
CLASS A
-------                                            2003        2002        2001        2000        1999
                                                 -------     -------     -------     -------     -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year............   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                 -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income.......................     0.006       0.012       0.031       0.026       0.025
Less distributions:
  Dividends from net investment income........   ( 0.006)    ( 0.012)    ( 0.031)    ( 0.026)    ( 0.025)
                                                  ------      ------      ------      ------      ------
Net asset value, end of year..................   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                 =======     =======     =======     =======     =======
Total Return..................................     0.59%       1.23%       3.11%       2.62%       2.48%
Ratios/Supplemental Data
Net assets, end of year (000).................   $324,086    $343,895    $406,791    $323,216    $473,965
Ratios to average net assets:
  Expenses (a)................................     0.82%       0.85%       0.87%       0.86%       0.85%
  Net investment income.......................     0.59%       1.27%       3.03%       2.59%       2.43%
  Expenses paid indirectly....................     0.00%       0.00%       0.00%       0.00%       0.00%


                                                                    Year Ended April 30,
                                                 -------------------------------------------------------
CLASS B
-------                                            2003        2002        2001        2000        1999
                                                 -------     -------     -------     -------     -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year............   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                 -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income.......................     0.008       0.015       0.033       0.028       0.027
Less distributions:
  Dividends from net investment income........   ( 0.008)    ( 0.015)    ( 0.033)    ( 0.028)    ( 0.027)
                                                  ------      ------      ------      ------      ------
Net asset value, end of year..................   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                 =======     =======     =======     =======     =======
Total Return..................................     0.79%       1.46%       3.37%       2.84%       2.70%
Ratios/Supplemental Data
Net assets, end of year (000).................   $ 46,966    $ 50,441    $ 45,149    $ 39,277    $  7,377
Ratios to average net assets:
  Expenses (a)................................     0.61%       0.62%       0.62%       0.64%       0.64%
  Net investment income.......................     0.77%       1.44%       3.31%       2.87%       2.68%
  Expenses paid indirectly....................     0.00%       0.00%       0.00%       0.00%       0.00%


(a)  Included expenses paid indirectly

                     Notice of Reich & Tang* Privacy Policy

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

================================================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.
================================================================================

 811-3955
           Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                    (212) 830-5220
================================================================================

A Statement of Additional Information (SAI) dated August 28, 2003, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual Shareholder Reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund toll free at (800) 433-1918. To request other information, please call your financial intermediary or the Fund.

================================================================================

 NY8/03P



NEW YORK
DAILY TAX
FREE
INCOME
FUND, INC.
                                   PROSPECTUS

                                 August 28, 2003

PROSPECTUS                                                    AUGUST 28, 2003
NEW YORK DAILY TAX FREE INCOME FUND, INC.
VICTORY CLASS OF SHARES


A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.

                                TABLE OF CONTENTS

Risk/Return Summary: Investments,         Management, Organization and
    Risks and Performance           3         Capital Structure           8
Risk/Return Summary:  Fee Table     5     Shareholder Information         8
Investment Objectives, Principal          Distribution Arrangements      15
    Investment Strategies and             Financial Highlights           16
    Related Risks                   6

--------------------------------------------------------------------------------
            I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

The Fund seeks as high a level of current income, exempt from federal income tax and to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

PRINCIPAL RISKS

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.


o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.


o An investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to regular federal, state and local income tax and federal alternative minimum tax. (See "Tax Consequences").

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the annual total return of the Fund's Victory shares for the last three calendar years. The table shows the Victory shares' average annual total return for the last one and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund at (212) 830-5220 or toll-free at (800) 433-1918.

New York Daily Tax Free Income Fund, Inc. - Victory Shares (1)(2)(3)

[GRAPHIC OMITTED]


Calendar Year            % Total Return
=============            ==============
2002                          0.66%
2001                          1.86%
2000                          3.20%

(1) As of June 30, 2003, the Victory shares of the Fund had a year to date return of 0.20%.

(2) The Fund's highest quarterly return for the Victory shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Victory shares was 0.14% for the quarter ended March 31, 2002.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 2002

                               Victory Shares

       One Year                0.66%
       Since Inception*        1.98%*




*    Inception date is August 27, 1999 for the Victory shares.

--------------------------------------------------------------------------------
                                      FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Victory shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                        VICTORY SHARES


Management Fees..................................             0.30%
Distribution and Service (12b-1) Fees............             0.20%
Other Expenses ..................................             0.32%
  Administration Fees............................    0.21%
Total Annual Fund Operating Expenses.............             0.82%


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year         3 years       5 years      10 years


        Victory Shares:      $84            $262          $455        $1,014

--------------------------------------------------------------------------------
  II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt from federal income tax and to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.


With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.


Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates, in Industrial Revenue Bonds and other New York Municipal Obligations.


To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Funds total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

--------------------------------------------------------------------------------
                III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The Fund's investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2003, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2003, the Fund paid the Manager a fee for administrative services equal to .21% per annum of the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the investment management or administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to .20% per annum of the average daily net assets of the Victory shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

--------------------------------------------------------------------------------
                           IV. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Victory shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders of certain funds available through affiliates of KeyCorp. Shares of the Fund, other than Victory shares, are offered pursuant to a separate Prospectus. Victory shares are identical to other shares of the Fund, with respect to investment objectives, but differ with respect to certain other matters, including shareholder services and purchase and redemption of shares.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Victory shares are effected through the BISYS TA Services, transfer agent for those shares, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations" for a definition of Participating Organizations) and from investors directly.

PRICING OF FUND SHARES


The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept an account application or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds. Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor.


The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund may refuse to accept cash, cash equivalents (i.e. travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.


HOW TO PURCHASE AND REDEEM SHARES


Investors may invest in Victory shares through KeyBank National Association ("KeyBank, N.A.") and its affiliate McDonald Investments Inc. Investors who have accounts with Participating Organizations may invest in Victory shares through their Participating Organizations. (See "Investment Through Participating Organizations.") The minimum initial investment in Victory shares is $500. The minimum amount for subsequent investments is $25 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.


The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Victory shares are effected through BISYS Fund Services, Ohio, Inc. ("BISYS TA Services") the transfer agent for those shares, which accepts orders for purchases and redemptions from KeyBank, N.A. and its affiliates.

There is no redemption charge, no minimum period of investment, no minimum amount for redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check unless specified otherwise. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days, after shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.


The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500 (see "Investment Through Participating Organizations" for a description of Participating Organizations and Participant Investors). Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, is a taxable gain or loss to the investor.

INVESTMENT THROUGH PARTICIPATING ORGANIZATIONS

Investors may, if they wish, invest in the Victory Class of the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Victory shares, the Participating Organization, on behalf of the customer, transmits to the transfer agent for those shares a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may provide their customers who are shareholders in the Fund ("Participant Investors") a confirmation of each purchase and redemption of Victory shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Victory shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Victory shares by each customer during the period covered by the statement, and (iii) the income earned by Victory shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Victory shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Victory shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

INITIAL PURCHASES OF VICTORY SHARES

MAIL

A completed and signed application is required to invest in Victory shares. Additional paperwork may be required from corporations, associations and certain fiduciaries. Contact the Fund's transfer agent for the Victory Shares, BISYS TA Services, toll free at 1-800-539-3863 for instructions and to obtain an account application and other materials.

Investors may send a check made payable to "Victory Shares New York Daily Tax Free Income Fund, Inc." along with a completed application to:

Victory Shares New York Daily Tax Free Income Fund, Inc.
c/o BISYS TA Operations
P.O. Box 182593
Columbus,  OH  43218-2593

Checks are accepted subject to collection at full value in United States currency. Money orders, traveler's checks, credit card convenience checks and third party checks will not be accepted. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase will not be accepted until the Fund receives Federal Funds.

BANK WIRE

To purchase shares of Victory shares using the wire system for transmittal of money among banks, investors should first obtain a new account number (initial purchase only) and a wire confirmation number by calling the transfer agent at 1-800-539-3863 and then instructing a member commercial bank to wire their money immediately to:

KeyBank N.A.
ABA # 041001039
for credit to DDA# 359681066585
for further credit to:
Victory Account #
wire confirmation #

The investor should then promptly complete and mail the account application.

There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS AT 1-800-539-3863 TO OBTAIN A WIRE CONFIRMATION NUMBER.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases can be made by bank wire, as indicated above,
or by mailing a check to:               or you may overnight the check to:


Victory Shares New York Daily           Victory Shares New York
Tax Free Income Fund, Inc.              c/o BISYS TA Operations
Daily Tax Free Income Fund, Inc.        3435 Stelzer Road
c/o BISYS TA Operations                 Columbus,  OH  43219
P.O. Box 182593
Columbus,  OH  43218-2593

There is a $25 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number and name. Provided that the information on the account application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new account application at any time during the year the shareholder's account is closed.

REDEMPTION OF SHARES

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be made unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A check is currently considered by the Fund to have cleared within 10 days after it is deposited by the Fund.

A shareholder's original account application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original account application by transmitting a written direction to the transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guarantee" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the transfer agent's standards and procedures.

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending
a written request to the                    or you may overnight
Fund addressed to:                          the request to:

Victory Shares New York Daily               Victory Shares New York
Tax Free Income Fund, Inc.                  c/o BISYS TA Operations
Daily Tax Free Income Fund, Inc.            3435 Stelzer Road
c/o BISYS TA Operations                     Columbus,  OH  43219
P.O. Box 182593
Columbus,  OH  43218-2593

All written requests for redemption must be signed by the shareholder(s). A signature guarantee is required if you wish to redeem more than $25,000 worth of shares; if your account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner(s); or if the redemption proceeds are being transferred to another account of The Victory Funds with a different registration. A signature guarantee may not be provided by a Notary Public. Banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies and savings associations should be able to provide a signature guarantee. Normally the redemption proceeds are paid by check mailed to the shareholder of record.

CHECKS


By making the appropriate election on their account application, shareholders may request a supply of checks that may be used to effect redemptions from the Victory Class of shares. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $100 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.


Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, a post-dated check and a check written for an amount below the Fund minimum of $100. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE

The Fund accepts telephone requests for redemptions from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or to their bank accounts, both as set forth in the Fund account or in a subsequent written authorization. The Fund may accept telephone redemption requests from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund and its agents will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and may require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the transfer agent at 1-800-539-3863 and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time and on the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

EXCHANGE PRIVILEGE

Shareholders of Victory shares are entitled to exchange some or all of their shares in the Fund for shares of The Victory Funds. Currently the exchange privilege program has been established between the Fund and The Victory Funds.

There is presently no administrative charge for the exchange privilege or limitation as to frequency of exchange, but the right to impose such a charge is reserved. Shares are exchanged at their respective net asset values, and any applicable sales charge.

The exchange privilege provides shareholders of the Victory shares of the Fund with a convenient method to shift their investment among different funds when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between fund accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the fund into which the exchange is to be made. When an exchange of all the shareholder's Victory shares is made, all declared but unpaid distributions shall also be invested in the fund exchanged into, unless the shareholder otherwise specifies at the time the exchange is requested or unless cash payment has been elected under the dividend payment options.

Investors should note that exchange transactions actually involve the redemption of Victory shares in one fund and an investment of the redemption proceeds into the other fund.

An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Victory Shares New York Daily Tax Free Income Fund, Inc.
c/o BISYS TA Operations
P.O. Box 182593
Columbus,  OH  43218-2593

or, for shareholders who have elected that option, by telephone at 1-800-539-3863. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege upon 60 days notice.

TAX CONSEQUENCES

FEDERAL INCOME TAXES

Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


Dividends paid from net investment income, if any (not exempt interest dividends) will be subject to tax as dividend income at a maximum federal rate of 15%. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.


For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

NEW YORK INCOME TAXES

Exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations") also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

--------------------------------------------------------------------------------
                          V. DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
RULE 12B-1 FEES


Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to Victory shareholders. The Fund pays these fees from Victory Class assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Victory shares of the Fund).

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Victory shares, a service fee equal to .20% per annum of the Victory shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Victory shares of the Fund.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Victory shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Victory shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's Victory shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Victory shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

--------------------------------------------------------------------------------
                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This financial highlights table is intended to help you understand the Victory shares' financial performance since inception. Certain information reflects financial results for a single Victory share. The total returns in the table represent the rate that an investor would have earned on an investment in the Victory shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference and is available upon request.


                                                       Year Ended April 30,             August 27, 1999
Victory Shares                                   -------------------------------   (Commencement of Offering) to
--------------                                     2003        2002        2001          April 30, 2000
                                                 -------     -------     -------         --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period..........   $ 1.00      $ 1.00      $ 1.00              $ 1.00
                                                 -------     -------     -------             -------
Income from investment operations:
  Net investment income.......................     0.006       0.012       0.031               0.018
Less distributions:
  Dividends from net investment income........   ( 0.006)    ( 0.012)    ( 0.031)            ( 0.018)
                                                  ------      ------      ------              ------
Net asset value, end of period................   $ 1.00      $ 1.00      $ 1.00              $ 1.00
                                                 =======     =======     =======             =======
Total Return..................................     0.59%       1.23%       3.11%               1.84%(a)
Ratios/Supplemental Data
Net assets, end of period (000)...............   $ 79,783    $ 89,963    $ 78,428            $ 65,745
Ratios to average net assets:
  Expenses (b)................................     0.82%       0.85%       0.87%               0.86%(c)
  Net investment income.......................     0.59%       1.27%       3.03%               2.59%(c)
  Expenses paid indirectly....................     0.00%       0.00%       0.00%               0.00%(c)



(a) Not annualized
(b) Includes expenses paid indirectly
(c) Annualized

                     Notice of Reich & Tang* Privacy Policy

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                         THIS IS NOT PART OF THE PROSPECTUS

Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, New York 10020


A Statement of Additional Information (SAI) dated August 28, 2003, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual Shareholder Reports. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-539-3863. To request other information, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

The Fund is advised by Reich & Tang Asset Management, LLC and distributed by Reich & Tang Distributors, Inc., neither of which is affiliated with KeyCorp or its subsidiaries. The Fund is not affiliated with the Victory Funds.


Investment   Company   Act  File   Number. 811-3955          VF-NYDTF-PRO (8/03)

NEW YORK TAX EXEMPT LIQUIDITY FUND

Shares of New York Daily Tax Free Income Fund, Inc. (the "Fund")


       PROSPECTUS

       August 28, 2003




A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the New York Tax Exempt Liquidity Fund Class of shares (the "Liquidity Shares") of the Fund.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Available through:
Oppenheimer & Co.
A division of Fahnestock & Co. Inc.
125 Broad Street
New York, NY  10004


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.

       TABLE OF CONTENTS


Risk/Return Summary: Investments, Risks                     Management, Organization and
and Performance                                  3          Capital Structure                   10
Risk/Return Summary: Fee Table                   6          Shareholder Information             11
Investment Objectives, Principal Investment                 Distribution Arrangements           15
Strategies and Related Risks                     7          Financial Highlights                17


RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
--------------------------------------------------------------------------------

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to regular federal, state and local income tax and federal alternative minimum tax. See "Tax Consequences."

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------


The following bar chart and table may assist you in your decision to invest in the Liquidity Shares of the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares (which are not offered by this Prospectus) for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares. The table also includes the Fund's average annual total return since inception of the Class A shares. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Fund may be obtained by calling the Fund at (212) 830-5220 or toll-free at (800) 433-1918.

NEW YORK DAILY TAX FREE INCOME FUND, INC. - CLASS A SHARES (1),(2),(3)

[Graphic Omitted]


CALENDAR YEAR END             % TOTAL RETURN
1993                               1.88%
1994                               2.28%
1995                               3.21%
1996                               2.80%
1997                               2.92%
1998                               2.66%
1999                               2.41%
2000                               3.20%
2001                               1.86%
2002                               0.66%


(1) The chart shows returns for the Class A shares of the Fund (which are not offered by this Prospectus) since, as of December 31, 2002, Liquidity Shares had not been issued for a full calendar year. All Classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes have different expenses. If the expenses of the Liquidity Shares are higher than the Class A shares, then the return on your investment will be lower.

(2) The highest quarterly return for the Class A shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Class A shares was 0.14% for the quarter ended March 31, 2002.

(3)  The Class A shares' year-to-date return as of June 30, 2003 was 0.20%.

AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2002


                                    Class A

One Year                            0.66%
Five Years                          2.15%
Ten Years                           2.39%
Since Inception*                    3.33%


*    Inception date is June 12, 1984 for the Class A shares.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases...............                None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                                   LIQUIDITY SHARES

Management Fees........................................                0.30 %
Distribution and Service (12b-1) Fees..................                0.70%
Other Expenses*........................................                0.27%
  Administration Fees..................................        0.21%
Total Annual Fund Operating Expenses...................                1.27%

* Based on estimated amounts for the current fiscal year.

Example


This Example is intended to help you compare the cost of investing in the Fund's
Liquidity Shares with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Liquidity Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Liquidity Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year              3 Years


                  Liquidity Shares:    $129                $403


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.


With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.


Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. These Participation Certificates cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations.


To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2003, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2003, the Fund paid the Manager a fee for administrative services equal to .21% per annum of the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the management fee and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to .25% per annum of the average daily net assets of the Liquidity Shares of the Fund under the Shareholder Servicing Agreement and a fee equal to .45% per annum of the average daily net assets of the Liquidity Shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in Liquidity Shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Fahnestock & Co. Inc.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Only the Liquidity Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Fahnestock & Co. Inc., which will maintain individual investor accounts.

Fahnestock & Co. Inc. may impose account fees separate from any fees charged by the Fund and therefore investors should read this prospectus in conjunction with the materials provided by Fahnestock & Co. Inc.

There is no minimum initial or subsequent investment for Liquidity Shares.


INITIAL INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Contact your Account Executive to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Fahnestock & Co. Inc. securities account through Fahnestock & Co. Inc.'s sweep service or as an additional investment position held in your securities account.

The "sweep" means that cash is automatically invested in the Fund when the cash becomes available in your Fahnestock & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)
--------------------------------------------------------------------------------

Mail or deliver your check, payable to Fahnestock & Co. Inc., to your Account Executive. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Account Executive to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES
--------------------------------------------------------------------------------


Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund may refuse to accept cash, cash equivalents (i.e. travelers cheques, money orders, cashier checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Liquidity Shares will not be issued to investors.


WITHDRAWALS (REDEMPTIONS)

--------------------------------------------------------------------------------


For withdrawals other than those automatically activated by the sweep, please instruct your Account Executive as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS
--------------------------------------------------------------------------------

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains (the excess of net long-term capital gains over net short-term gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Liquidity Shares immediately upon payment thereof.

TAX CONSEQUENCES
--------------------------------------------------------------------------------

     FEDERAL INCOME TAXES

Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


Dividends paid from net investment income, if any (not exempt interest dividends) will be subject to tax as dividend income at a maximum federal rate of 15%. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income at a maximum federal rate of 35%. Both such dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.


For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

     New York Income Taxes

Exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City individual income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations") also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

DISTRIBUTION ARRANGEMENTS

     Rule 12b-1 Fees
-------------------------------------------------------------------------------


Investors do not pay a sales charge to purchase Liquidity Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Liquidity shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Liquidity Shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the Liquidity Shares, a distribution fee equal to .45% per annum of the Liquidity Shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and for making payment to Fahnestock & Co. Inc. for providing assistance in distributing the Liquidity Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Liquidity Shares, a service fee of .25% per annum of the Liquidity Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Fahnestock & Co. Inc. with respect to its provision of such services to its clients or customers who are Liquidity shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Fahnestock & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Liquidity Shares or the Distributor's agreement with Fahnestock & Co. Inc., as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing Liquidity shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate Fahnestock & Co. Inc. for performing shareholder servicing on behalf of the Liquidity Shares of the Fund, (ii) to compensate Fahnestock & Co. Inc. for providing assistance in distributing the Liquidity Shares of the Fund, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Liquidity Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Liquidity Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference and is available upon request.

                                         November 22, 2002
                                   (Commencement of Offering) to
Liquidity Shares                          April 30, 2003
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period..........   $ 1.00
                                                 -------
Income from investment operations:
  Net investment income.......................     0.001
Less distributions:
  Dividends from net investment income........   ( 0.001)
                                                  ------
Net asset value, end of period................   $ 1.00
                                                 =======
Total Return..................................     0.15%(b)
Ratios/Supplemental Data
Net assets, end of period (000)...............   $ 57,249
Ratios to average net assets:
  Expenses (a)................................     0.90%(c)
  Net investment income.......................     0.33%(c)
  Expenses paid indirectly....................     0.00%(c)
  Distribution and shareholder
     servicing fees waived....................     0.37%(c)



(a) Includes expenses paid indirectly
(b) Not annualized
(c) Annualized


                     Notice of Reich & Tang* Privacy Policy


     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.
_____________________
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                           THIS IS NOT PART OF THE PROSPECTUS

SHARES OF NEW YORK DAILY TAX FREE INCOME FUND, INC.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

A Statement of Additional Information (SAI) dated
August 28, 2003 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus.
Further information about Fund investments is available in the Annual and Semi-Annual Shareholder
Reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund toll free at (800) 433-1918. To request other information, please call your financial intermediary or the Fund.

  811-3955
  Reich & Tang Distributors, Inc.
  600 Fifth Avenue
  New York, NY 10020
  (212) 830-5220


  OPP_NY8/03P

======================================================



NEW YORK TAX EXEMPT LIQUIDITY FUND




                                   PROSPECTUS
                                 August 28, 2003

--------------------------------------------------------------------------------
NEW YORK                                                      600 Fifth Avenue,
DAILY TAX FREE                                                New York, NY 10020
INCOME FUND, INC.                                             (212) 830-5220
                                                              (800) 433-1918
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 28, 2003
                      Relating to the Prospectuses for the
                Class A and Class B Shares, Victory Class Shares
                                     and the
                 New York Tax Exempt Liquidity Fund Class Shares
                              dated August 28, 2003


This Statement of Additional Information ("SAI") is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of New York Daily Tax Free Income Fund, Inc., and should be read in conjunction with each of the Fund's Prospectuses.


This Statement of Additional Information is incorporated by reference into each of the Fund's Prospectuses in its entirety. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling (800) 433-1918. The material relating to purchase, redemption and pricing of Shares has been incorporated by reference to the Prospectus for each Class of shares.

A Prospectus for the Class A and Class B shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.


If you wish to invest in Victory Shares of the Fund you should obtain a separate prospectus by writing to Victory Shares New York Daily Tax Free Income Fund, c/o BISYS TA Operations, P.O. Box 182593, Columbus, OH 43218-2593 or by calling
(800) KEY-FUND.


If you wish to invest in the New York Tax Exempt Liquidity Fund Shares ("Liquidity Shares"), you should obtain a separate Prospectus by writing to Oppenheimer & Co., a division of Fahnestock & Co. Inc., 125 Broad Street, New York, NY 10004 or calling the Fund toll-free at (800) 433-1918.


                                                    Table of Contents

-----------------------------------------------------------------------------------------------------------
Fund History...................................2      Capital Stock and Other Securities................24
Description of the Fund and Its Investments           Purchase, Redemption and Pricing of Shares........25
   And Risks...................................2      Taxation of the Fund..............................25
Management of the Fund........................15      Underwriters......................................27
Control Persons and Principal Holders of              Calculation of Performance Data...................28
Securities....................................17      Financial Statements..............................28
Investment Advisory and Other Services........19      Description of Ratings............................29
Brokerage Allocation and Other Practices......23      Taxable Equivalent Yield Tables...................30
-----------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on January 31, 1984, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal and New York income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Code and the Fund complies with Section 852(b)(5) of the Internal Revenue Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular federal income taxation, existing law excludes such interest from regular federal income tax. However, such interest may be subject to the federal alternative minimum tax.


Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts ("New York Municipal Obligations") will be exempt from the New York State and New York City personal income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the U.S. Virgin Islands, as well as any other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from New York State and New York City personal income taxes provided the Fund complies with applicable New York laws. See "New York Income Taxes" in the Prospectus. To the extent that suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to New York State and New York City personal income taxes. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Fund's investment manager (the "Manager"), the Fund will invest primarily in New York Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.


The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax.
The Fund may invest more than 25% of its assets in Participation Certificates in industrial revenue bonds and other New York Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in New
York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term
"majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 397 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission ("SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless such Municipal Obligations are rated in the highest short-term rating category.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New York issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

5. Any other federal tax-exempt obligations, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that when it is necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Manager. The Fund's Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the Fund's possible investment in bank Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an
______________________________

* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments with variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and New York State and New York City personal income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New York Risk Factors

The following represents special considerations regarding investment in New York Municipal Obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York Municipal Obligations available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held by the Fund or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends


Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy


The terrorist attacks of September 11, 2001, have had a more devastating impact on the State economy than on any other state. In particular, the State's financial and tourism industries have suffered as a result of the attacks. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is projected to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. Bonus payments paid to financial service workers have been significantly reduced due to the recession and the steep decline in the stock market. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the financial and insurance sectors will remain at about one-half of their 2001 peak level. The unemployment rate for 2002 was
6.1 percent and is expected to remain virtually unchanged for 2003. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. The September 11, 2001, attacks resulted in a slowdown in New York that was more severe than to the nation as a whole. Nevertheless, in recent years, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, economic growth could be stronger than projected. However, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

In addition, the State has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The 2003-04 State Financial Plan (current fiscal year) and Forecast for
2004-2006

On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the Division of Budget ("DOB") issued the Enacted Budget Financial Plan ("Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Financial Plan indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. The General Fund is the principal operating fund of the State and is used for all financial transactions except those required to be accounted for in another fund. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted federal aid changes and savings from a fiscal management plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that the DOB considers to be highly speculative at this time. The combination of federal aid and management actions will keep the 2003-04 budget in balance.

Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. Total projected spending in the 2003-04 Financial Plan is $2.33 billion higher than the level recommended in the Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items
($200 million), higher education programs ($193 million) handicapped/all other education programs ($132 million), and welfare programs ($114 million).

The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July.
The DOB will also monitor and work to achieve additional revenues from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps.

The Financial Plan projects total General Fund receipts of $39.84 billion, an increase from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The Financial Plan projects total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, of $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The State expects to end the 2003-04 fiscal year with a closing General Fund balance of $730 million. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund
($20 million). The balance assumes achievement of $912 million of savings from the fiscal management plan including additional federal aid as described above.


Special Considerations


The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has recently ended, the threat of future terrorist acts still remains. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in the beginning months of this year, due largely to the uncertainty related to the military conflict in Iraq. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor's, Moody's and Fitch Ratings currently rate the State's general obligation bonds AA, A2 and AA-, respectively.

On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On May 16, 2003, Standard & Poor's reaffirmed its AA rating, but revised its outlook from stable to negative on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On April 29, 2003, Moody's reaffirmed its A2 rating and its stable outlook on the State's general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On June 13, 2003, Fitch Ratings reaffirmed its AA- on the State's general obligation bonds.

New York City

Overview

The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2006 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent on the financing capacity of the New York City Transitional Finance Authority (the "TFA"), which is currently authorized to have outstanding $2.5 billion in recovery bonds and notes. The City's program for financing capital projects for fiscal years 2002 through 2006 includes the anticipated issuance of approximately $13.6 billion of general obligation bonds and approximately $3.9 billion of bonds (excluding obligations issued to pay costs relating to the September 11 attacks) to be issued by the TFA. The City assumes that borrowings from the TFA and federal aid will pay in substantial part for the costs relating to the September 11 attacks. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes as well as those issued by the TFA and other City agencies.

The 2003-07 Financial Plan

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On November 18, 2002, the City took the unprecedented step of releasing two months early a detailed plan for closing a $6.4 billion gap between forecast revenues and expenses. This November plan was a modification to the financial plan submitted to the Control Board on June 26, 2002. Subsequently, on January 31, 2003, the City submitted to the Control Board its financial plan (the "City Financial Plan") setting forth projected revenues and expenses for operations for fiscal years 2003 through 2007. The City Financial Plan indicated that since November, agency cuts have been put in place and the City property tax has been increased, although not at the rate anticipated in the November plan. To achieve balanced budgets for 2003 and 2004, the City Financial Plan contains a gap-closing program that has been developed to eliminate the projected gaps of $486 million in 2003 and $3.4 billion in 2004.

However, the recurring savings from implementation of the City Financial Plan will leave remaining gaps of $1.5 billion in fiscal 2005 and $2.0 billion in fiscal years 2006 and 2007, after $621 million of discretionary and other transfers to provide in fiscal year 2003 for debt service and other payments due in fiscal year 2004, and after implementation of the property tax increase and other gap closing actions. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of September 11 on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the TFA. The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources which will be required.

Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base. It can be expected that the City Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the City Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City is not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic. It is of little surprise, given the weak labor market and Wall Street's performance, that conditions in the City's commercial real estate market have significantly deteriorated. By the end of 2002, there were nearly 26 million square feet of primary office space available on the market, compared to 16 million square feet at the start of the year. With so much vacant space available for lease, landlords have been forced to lower rents considerably. With additional job losses anticipated, both the Downtown and Midtown primary office markets are expected to worsen in 2003.

Ratings

Standard & Poor's, Moody's and Fitch Ratings currently rate the City's outstanding general obligation bonds A, A2 and A+, respectively.

On May 27, 2003, Standard & Poor's reaffirmed its A rating and revised its outlook from negative to stable on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On May 27, 2003, Moody's reaffirmed its A2 rating and its negative outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On June 26, 2003, Fitch Ratings reaffirmed its A+ rating on the City's general obligation bonds.

Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002, amounted to approximately $4.3 billion.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks" or in any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Manager, and which is consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11.  Invest in securities of other investment companies. The Fund may purchase
     (i) unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) securities as permitted by section 12(a) of the 1940 Act.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent accountants. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the accountants for the Fund and for pre-approving certain non-audit services performed by the accountants for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's accountants to review the Fund's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The members of the Audit Committee are Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines. The Audit Committee met twice during the fiscal year ended April 30, 2003.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended April 30, 2003. This committee currently does not consider nominees recommended by shareholders.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years.

                       Directors and Officers Information
---------------------- -------------- --------------- ------------------------------------------- --------------- ----------------

                                                                                                   Number of
                                                                                                   Portfolios
                                       Term of                                                     in Fund         Other
                        Position(s)    Office          Principal Occupation(s)                     Complex         Directorships
Name, Address,          Held with      and Length of   During Past                                 Overseen by     held by
and Age 1               Fund           Time Served 2   5 Years                                     Director        Director
---------------------------------- -- --------------- ------------------------------------------- --------------- ----------------
    Disinterested Directors:
---------------------- -------------- --------------- ------------------------------------------- --------------- ----------------
Edward A. Kuczmarski,    Director       Since 1984    Certified Public Accountant and Partner of       One        Trustee of the
Age 52                                                Hays & Company since 1980.                                  Empire Builder Tax
                                                                                                                  Free Bond Fund.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
Caroline E. Newell,      Director       Since 1984    Director of the Park Avenue Church Day           One        Trustee of the
Age 62                                                School since 2001.  Director of Le Chateau                  Empire Builder Tax
                                                      des Enfants and the American School in                      Free Bond Fund
                                                      Switzerland, both since 1990.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
John P. Steines,         Director       Since 1984    Professor of Law, New York University            One        Trustee of the
Age 53                                                School of Law since 1980.                                   Empire Builder Tax
                                                                                                                  Free Bond Fund
-------------------------------- ---- --------------- ------------------------------------------- --------------- ------------------
    Interested
    Director/Officers:
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Steven W. Duff,         President      Since 1994     President of the Manager since 1994,          Fourteen             None
 Age 49                     and                        President and Director/Trustee of eight
                         Director3                     other funds in the Reich & Tang Fund
                                                       Complex, Director of Pax World Money
                                                       Market Fund, Inc., Principal Executive
                                                       Officer of Delafield Fund, Inc. and
                                                       President and Chief Executive Officer of
                                                       Tax Exempt Proceeds Fund, Inc.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Richard De Sanctis,     Treasurer      Since 1992     Executive Vice President and Chief               N/A               N/A
 Age 46                     and                        Financial Officer of Manager.  Associated
                         Assistant                     with the Manager since 1990. Mr. De
                         Secretary                     Sanctis is also Treasurer and Assistant
                                                       Secretary of ten other funds in the Reich
                                                       & Tang Fund Complex, and the Vice
                                                       President, Treasurer and Assistant
                                                       Secretary of Cortland Trust, Inc.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Molly Flewharty,           Vice        Since 1986     Senior Vice President of Manager.                N/A               N/A
 Age 52                  President                     Associated with the Manager since 1977.
                                                       Ms. Flewharty is also Vice President of
                                                       eleven other funds in the Reich & Tang
                                                       Fund Complex.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Dana E. Messina,           Vice        Since 1986     Executive Vice President of the Manager.         N/A               N/A
 Age 46                  President                     Associated with the Manager since 1980.
                                                       Ms. Messina is also Vice President of
                                                       eight other funds in the Reich & Tang Fund
                                                       Complex.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Lesley M. Jones,           Vice        Since 1986     Senior Vice President of the Manager.            N/A               N/A
 Age 55                  President                     Associated with the Manager since 1973.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------
 Rosanne Holtzer,        Secretary      Since 1998     Senior Vice President of the Manager.            N/A               N/A
 Age 39                     and                        Associated with the Manager since 1986.
                         Assistant                     Ms. Holtzer is also Secretary and
                         Treasurer                     Assistant Treasurer of eleven other funds
                                                       in the Reich & Tang Fund Complex.
---------------------- -------------- --------------- ------------------------------------------- --------------- ------------------

1    The address of each of these following persons is 600 Fifth Avenue, New
     York, New York 10020

2    Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated
     By-Laws. Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

3 Steven W. Duff is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.



The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2002:

Name of Director                   Dollar Range of Equity Securities in        Aggregate Dollar Range of Equity
                                                                           Securities in All Funds Overseen or to be
                                                                           Overseen by Director or Nominee in Family
                                                 the Fund                           of Investment Companies
Disinterested Directors:
Edward A. Kuczmarski                           $1 - $10,000                              $1 - $10,000

Caroline E. Newell                                 None                                      None

John E. Steines                                    None                                      None

Interested Director:
Steven W. Duff                                     None                                $10,001 - $50,000

The Fund paid an aggregate remuneration of $21,000 to its Directors with respect to the period ended April 30, 2003, all of which consisted of aggregate directors' fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract.

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $4,000 and a fee of $750 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See the Compensation Table.

                                 COMPENSATION TABLE
                           Aggregate Compensation    Pension or Retirement      Estimated Annual     Total Compensation from
     Name of Person,           from the Fund       Benefits Accrued as Part      Benefits upon        Fund and Fund Complex
        Position                                       of Fund Expenses            Retirement          Paid to Directors*

                                   $7,000                                                                $7,000 (1 Fund)
Edward A. Kuczmarski,                                          0                       0
Director
                                   $7,000                                                                $7,000 (1 Fund)
Caroline E. Newell,                                            0                       0
Director
                                   $7,000                                                                $7,000 (1 Fund)
John P. Steines,                                               0                       0
Director

* These figures represent the total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended April 30, 2003. The total number of Funds in the same Fund complex from which the Directors receive compensation is listed in parenthesis. A Fund is considered to be the same
     Fund complex if, among other things, it shares a common investment adviser with the Fund.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On July 31, 2003 there were 302,498,717 shares of Class A common stock outstanding, 52,384,781 shares of Class B common stock outstanding, 79,023,924 shares of Victory Class common stock outstanding, and 67,586,084 shares of Liquidity Class common stock outstanding. As of July 31, 2003, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of each class of the Fund's outstanding common stock as of July 31, 2003:


                                                      % of
Name and Address                              Class                     Nature of
                                                                        Ownership

CLASS A


Neuberger Berman                              36.97%                    Record
Attn: Ron Staib
55 Water Street
New York, NY  10041

Boson Financial Data Services                 26.12%                    Record
Attn: Joe Allen, Control
2 Heritage Drive
Quincy, MA 02171

Reich & Tang Money Fund                        8.94%                    Record
C/O Pershing
One Pershing Plaza
Jersey City, NJ  07399

BNY Clearing Servicing, LLC                    6.82%                    Record
Attn: Money Fund Dept.
111 East Kilbourn Avenue - Suite 300
Milwaukee, WI  53202

CLASS B

Jeffrey Samberg                               17.23%                    Beneficial
111 West 67th Street
New York, NY  10023

Morgan Stanley                                  10.80%                  Beneficial
C/O Irfan Khan
901 South Bond St., 6th floor
Baltimore, MD 21231

Reich & Tang Money Fund                          9.39%                  Record
C/O Pershing
One Pershing Plaza
Jersey City, NJ  07399

Natexis Bleichroeder                             6.82%                  Record
1345 Avenue of the Americas
New York, NY 10105

Leslie Steppel Weisbrod Trust                    5.55%                  Beneficial
Morgan Stanley
C/O Irfan Khan
901 South Bond St., 6th floor
Baltimore, MD 21231

Jerome Goldstein                                 5.19%                  Beneficial
C/O Irfan Khan
901 South Bond St., 6th floor
Baltimore, MD 21231

                                       18

LIQUIDITY SHARES

Fahnestock & Company                           100.00%                  Record
125 Broad Street
New York, NY 1004

VICTORY SHARES
SNBOC and Company                               59.59%                  Record
4900 Tiedeman Road
Cleveland,  OH  44144

SNBOC and Company                               20.46%                  Record
4900 Tiedeman Road
Cleveland,  OH  44144

McDonald & Co. Securities                       11.89%                  Record
For the Exclusive Benefit of Customers
580 Walnut Street
Cincinnati, OH  45202

SNBOC and Company                                6.81%                  Record
4900 Tiedeman Road
Cleveland, OH  44144

V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of July 31, 2003, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager acts as investment manager or sub-advisor of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fourteen principal subsidiaries or affiliated investment management firms and distribution and service groups of CDCIAMNA, collectively, have more than $136 billion in assets under management or administration as of June 30, 2003.

On March 5, 2003, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2004. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund:


The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (New York tax free money market funds of comparable size)(the "Peer Group"), (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, and (iii) an expense summary of the Fund for fiscal year 2002 and projected expense summary for fiscal year 2003. In particular, the Board noted that for the year ended January 31, 2003, the Class B shares performed slightly above the average for the Peer Group even though the Class A and Victory Class shares had performed below the average in relation to the Peer Group (CIBC Class information was not available). In addition, the Board noted that the Fund's Class B shares had an overall expense ratio that was lower than the average for the Peer Group. The Board also observed that the expense ratios for all Classes were reasonable in light of the services the Manager and its affiliates provide even though the expense ratios for the Class A, Victory and CIBC Classes were above the average for the Peer Group. In particular, the Board noted that for the year ended December 31, 2001 the Class A shares of the Fund had performed below the average in relation to the Peer Group, but that the Class B shares performed consistent with the average for the Peer Group.


Other Factors:


In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency, distribution related services and shareholder servicing. The Board also discussed the ability of the Manager's affiliate, the Fund's distributor to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

Representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).


Conclusion:

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract were fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended April

30, 2003, 2002 and 2001, the fees payable to the Manager under the Investment Management Contract were $1,594,452, $1,632,513 and $1,537,007 respectively. The Fund's net assets at the close of business on April 30, 2003 totaled $508,083,528.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the fiscal years ended April 30, 2003, 2002, and 2001, the Manager received a fee of $1,116,116, $1,142,759 and $1,075,905, respectively.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plans" herein).


Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Key Bank National Association and Fahnestock & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources, which includes the shareholder servicing and fees and past profits or by the Manager from its own resources, which includes the management fee and/or administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans" herein).


Distribution And Service Plans


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor") a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Class of shares (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A, Liquidity and Victory shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements (with respect to the Fund's Class A and B shares and with respect to the Fund's Victory Class shares) provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Liquidity shares, the Distributor receives a distribution fee of .45% per annum of the Liquidity shares' average daily net assets (the "Fahnestock Distribution Fee") for providing distribution related services and for making payments to Fahnestock & Co. Inc. for providing assistance in distributing the Liquidity shares.

Under the Plans, the Fund and the Distributor have entered into Shareholder Servicing Agreements with respect to the Class A, Liquidity and Victory shares only. Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to .20% per annum of the average daily net assets of the Class A and Victory shares and .25% per annum of the average daily net assets of the Liquidity shares of the Fund (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Fahnestock Distribution Fee are accrued daily and paid monthly and any portion of the Shareholder Service Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including KeyBank National Association and Fahnestock & Co. Inc. with respect to Victory and Liquidity Shares) with respect to servicing their clients or customers who are Class A, Liquidity and Victory shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee. Any portion of the Fahnestock Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Liquidity Shares.


                                       21

---------------------------------------------------------------------- --------------- -------------- --------------- --------------
                                                                         Class A         Class B        Victory         Liquidity
                                                                         Shares          Shares         Shares          Shares
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
Total fees paid by each Class of the Fund under the Plans:                $717,864        $0             $204,281        $85,309
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
Payments made by the Manager and Distributor to or on behalf of           $1,670,718      $54,091        $418,925        $201,170
Participating Organizations:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
Breakdown of payments made pursuant to the Plans for certain types of activities:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Advertising:                                                           $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Printing and mailing of prospectuses to other than current             $1,309          $1,310         $0              $5,295
   shareholders:
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to underwriters:                                          $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to broker-dealers:                                        $1,670,718      $54,091        $418,925        $201,170
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Compensation to sales personnel:                                       $19,847         $19,847        $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Interest, carrying or other financing charges:                         $0              $0             $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Travel and entertainment for sales personnel:                          $1,898          $1,898         $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------
   Miscellaneous Expenses:                                                $665            $665           $0              $0
---------------------------------------------------------------------- --------------- -------------- --------------- --------------


For the fiscal year ended April 30, 2003, the total amount spent pursuant to the Plan for Class A shares was .47% of the average daily net assets of the Class A shares of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .27% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2003, the total amount spent pursuant to the Plan for Class B shares was .17% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended April 30, 2003, the total amount spent pursuant to the Plan for Victory shares was .41% of the average daily net assets of the Victory shares of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .21% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2003, the total amount spent pursuant to the Plan for the Liquidity shares was .81% of the average daily net assets of the Liquidity shares of the Fund, of which .335% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing .475% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization agreement, as the case may be, with respect to the Class A, Liquidity and Victory shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A, Victory and Liquidity shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A, Liquidity shares and Victory shares and past profits for the purpose enumerated in (i) above and (2) the Fahnestock Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements, or the Fahnestock Distribution Agreement in effect for that year.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans were most recently approved on March 5, 2003, to continue in effect until April 30, 2004. Thereafter, the plans may continue in effect for successive annual periods commencing May 1, provided they are approved by the shareholders of the Class covered by the Plan or by the Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Directors including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the respective shareholders.


Custodian And Transfer Agent


The Bank of New York, 100 Church Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the Class A, Class B and Liquidity shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. BISYS TA Operations, P.O. Box 182593, Columbus, OH 43218-2593, is the transfer agent for the Victory Shares. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, independent certified public accountants, have been selected as independent accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B, Liquidity Class and Victory Class. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, Liquidity Class and Victory Class shares will have different Class designations;
(ii) only the Class A, Liquidity, and Victory shares will be assessed a service fee pursuant to the Plans of .20% of each Class` average daily net assets; (iii) only the Liquidity shares will be assessed a distribution fee pursuant to the Plan for the Liquidity shares of .45% of the average daily net assets of the Liquidity shares; (iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege permits shareholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Liquidity Class which does not offer an exchange privilege). Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its Articles of Incorporation, as amended, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is incorporated herein by reference.

Net Asset Value


The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

The Fund has elected and intends to qualify under the Internal Revenue Code and under New York law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholder under the Code although the amount of that interest must be disclosed on the shareholders federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if
such interest were includable in gross income.   Thus, this provision will apply
to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to
such income.    Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders rather than the regular maximum income tax rate of 38.6%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on a October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 30% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund as backup withholding. This rate of backup withholding is scheduled to decrease to 28% gradually over the next several years under recent legislation. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.


Dividends and distributions to shareholders will be treated in the same manner for federal and New York income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt from tax on such dividends for New York State and New York City franchise tax purposes. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a few imposed on certain wire redemption requests.. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements with respect to Class A and B shares and the Victory shares provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Liquidity Shares, the Distributor recovers a fee of 0.45% per annum of the Liquidity Shares average daily net assets for providing distribution related services and for making payments to Fahnestock & Co. Inc. for providing assistance in distributing the Liquidity Shares. For the fiscal year ended April 30, 2003, distribution fees payable to the Distributor from the Fund pursuant to the Fahnestock Distribution Agreement amounted to $114,594 of which $29,285 was waived.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven-day period ended April 30, 2003 was 0.57% which is equivalent to an effective yield of 0.57%.

The Fund's Class B shares' yield for the seven-day period ended April 30, 2003 was 0.77%, which is equivalent to an effective yield of 0.77%.

The Fund's Victory shares' yield for the seven-day period ended April 30, 2003 was 0.57%, which is equivalent to an effective yield of 0.57%.

The Fund's Liquidity shares' yield for the seven-day period ended April 30, 2003 was 0.48%, which is equivalent to an effective yield of 0.48%.


XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended April 30, 2003, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con: (c) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

___________________________________

*  As described by the rating agencies.


                        INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

                 (Based on Tax Rates Effective Until December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
1.                                                 If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Single     $12,001-  $13,001-    $20,001-   $25,001-    $28,401-     $50,001-    $68,801-  $100,001-   $143,501- $311,951- $500,001-
Return     $13,000   $20,000     $25,000    $28,400     $50,000      $68,800     $100,000   $143,500   $311,950  $500,000   and over
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
Joint      $22,001-  $26,001-    $40,001-   $45,001-    $47,451-     $90,001-    $114,651  $150,001    $174,701- $311,951- $500,001-
Return     $26,000   $40,000     $45,000    $47,450     $90,000      $114,650    $150,000   $174,700   $311,950  $500,000   and over
------------------------------------------------------------------------------------------------------------------------------------
                                           2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate     15.00%    15.00%    15.00%      15.00%        27.00%      27.00%      30.00%      30.00%     35.00%    38.60%    38.60%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
State
Tax Rate      5.25%     5.90%     6.85%       6.85%         6.85%        6.85%      6.85%       7.50%      7.50%     7.50%     7.70%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
City Tax
Rate          3.53%     3.53%     3.53%       3.59%         3.59%        3.65%      3.65%       4.25%      4.25%     4.25%     4.45%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
Combined
Marginal
Tax Rate     22.47%    23.02%    23.83%      23.88%        34.62%      34.66%      37.35%      38.23%     42.64%    45.82%    46.06%
------------------------------------------------------------------------------------------------------------------------------------
                               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax                                        Equivalent Taxable Investment Yield
Exempt                                     Required to Match Tax Exempt Yield
Yield
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   1.00%      1.29%     1.30%     1.31%      1.31%     1.53%        1.53%       1.60%       1.62%       1.74%      1.85%      1.85%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   1.50%      1.93%     1.95%     1.97%      1.97%     2.29%        2.30%       2.39%       2.43%       2.61%      2.77%      2.78%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   2.00%      2.58%     2.60%     2.63%      2.63%     3.06%        3.06%       3.19%       3.24%       3.49%      3.69%      3.71%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   2.50%      3.22%     3.25%     3.28%      3.28%     3.82%        3.83%       3.99%       4.05%       4.36%      4.61%      4.63%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   3.00%      3.87%     3.90%     3.94%      3.94%     4.59%        4.59%       4.79%       4.86%       5.23%      5.54%      5.56%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   3.50%      4.51%     4.55%     4.59%      4.60%     5.35%        5.36%       5.59%       5.67%       6.10%      6.46%      6.49%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   4.00%      5.16%     5.20%     5.25%      5.25%     6.12%        6.12%       6.38%       6.48%       6.97%      7.38%      7.42%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   4.50%      5.80%     5.85%     5.91%      5.91%     6.88%        6.89%       7.18%       7.28%       7.84%      8.30%      8.34%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   5.00%      6.45%     6.50%     6.56%      6.57%     7.65%        7.65%       7.98%       8.09%       8.72%      9.23%      9.27%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   5.50%      7.09%     7.14%     7.22%      7.22%     8.41%        8.42%       8.78%       8.90%       9.59%      10.15%     10.20%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------
   6.00%      7.74%     7.79%     7.88%      7.88%     9.18%        9.18%       9.58%       9.71%       10.46%     11.07%     11.12%
---------- --------- --------- ---------- ----------- ------------ ----------- ----------- ----------- ---------- ---------- -------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                        CORPORATE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective until December 31, 2003)

------------------------------------------------------------------------------------------------------------------------------------
                                           1. If Your Taxable Income Bracket Is . . .
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
Corporate       $0-          $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-    $15,000,001-     $18,333,334
Return           50,000       75,000       100,000       335,000          10,000,000   15,000,000      18,333,333        and over
------------------------------------------------------------------------------------------------------------------------------------
                                         2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate           15.00%      25.00%      34.00%        39.00%          34.00%          35.00%          38.00%           35.00%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
State
Tax Rate            7.50%       7.50%       7.50%         7.50%           7.50%           7.50%           7.50%            7.50%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
City Tax Rate       8.85%       8.85%       8.85%         8.85%           8.85%           8.85%           8.85%            8.85%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
Combined
Marginal
Tax Rate           28.90%      37.26%      44.79%        48.97%          44.79%          45.63%          48.14%           45.69%
------------------------------------------------------------------------------------------------------------------------------------
                               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                                              Equivalent Taxable Investment Yield
Yield                                                    Required to Match Tax Exempt Yield
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    1.00%           1.41%       1.59%       1.81%         1.96%          1.81%           1.84%           1.93%            1.84%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    1.50%           2.11%       2.39%       2.72%         2.94%          2.72%           2.76%           2.89%            2.76%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    2.00%           2.81%       3.19%       3.62%         3.92%          3.62%           3.68%           3.86%            3.68%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    2.50%           3.52%       3.98%       4.53%         4.90%          4.53%           4.60%           4.82%            4.60%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    3.00%           4.22%       4.78%       5.43%         5.88%          5.43%           5.52%           5.78%            5.52%
-------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- ---------------
    3.50%           4.92%       5.58%       6.34%         6.86%          6.34%           6.44%           6.75%            6.44%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    4.00%           5.63%       6.38%       7.25%         7.84%          7.25%           7.36%           7.71%            7.36%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    4.50%           6.33%       7.17%       8.15%         8.82%          8.15%           8.28%           8.68%            8.28%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    5.00%           7.03%       7.97%       9.06%         9.80%          9.06%           9.20%           9.64%            9.20%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    5.50%           7.74%       8.77%       9.96%        10.78%          9.96%          10.12%          10.60%           10.12%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------
    6.00%           8.44%       9.56%      10.87%        11.76%         10.87%          11.03%          11.57%           11.03%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- --------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C
                                OTHER INFORMATION
Item 23. Exhibits.

(a) Articles of Amendment and Restatement, as amended, of the Registrant filed with Post-Effective Amendment No. 23 to said Registration Statement on August 28, 1998 and incorporated herein by reference.

(a.1) Articles Supplementary of the Registrant filed with Post-Effective
     Amendment No. 30 to said Registration Statement on September 24, 2002 and incorporated herein by reference.

(a.2) Articles of Amendment of the Registrant.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 25 to said Registration Statement on August 27, 1999 and incorporated herein by reference.

(d) Investment Management Contract between the Registrant and Reich & Tang Asset Management LLC. filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference

(e) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(e.1) Distribution Agreement between the Registrant and Reich & Tang
     Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(e.2) Distribution Agreement between the Registrant and Reich & Tang
     Distributors, Inc. with respect to the Liquidity Class of Shares filed with Post-Effective Amendment No. 30 to said Registration Statement on September 24, 2002 and incorporated herein by reference.

(f)  Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(h) Transfer Agency Agreement and Addendum to Transfer Agency Agreement between the Registrant and Reich & Tang Services Inc.

(h.1) Administrative Services Contract between Registrant and Reich & Tang Asset
     Management LLC. filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and the Bank of New York filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered filed with Post-Effective Amendment No. 23 to said Registration Statement on August 28, 1998 and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)  Consent of Independent Accountants.

(k) Audited Financial Statements, for fiscal year ended April 30, 2003 (filed with Annual Report on Form N-CSR on July 1, 2003, and incorporated by reference herein).

(l) Written assurance of Empire Group, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 23 to said Registration Statement on August 28, 1998 and incorporated herein by reference.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940 with respect to the Victory Class of Shares.

(m.2) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940 with respect to the Liquidity Class of Shares.

(m.3) Shareholder Servicing Agreement between the Registrant and Reich & Tang
     Distributors, Inc filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(m.4) Shareholder Servicing Agreement between the Registrant and Reich & Tang
     Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.

(m.5) Shareholder Servicing Agreement between the Registrant and Reich & Tang
     Distributors, Inc. with respect to the Liquidity Class of Shares filed with Post-Effective Amendment No. 30 to said Registration Statement on September 24, 2002 and incorporated herein by reference.


(m.6) Distribution Agreement between the Registrant and Reich & Tang
      Distributors, Inc. filed herein as Exhibit e.

(m.7) Distribution Agreement between the Registrant and Reich & Tang
      Distributors, Inc. with respect to the Victory Class of Shares, filed herein as Exhibit e.1.

(m.8) Distribution Agreement between the Registrant and Reich & Tang
      Distributors, Inc. with respect to the CIBC WM Class of Shares, filed herein as Exhibit e.2.


(n) Amendment No. 3 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 29 to said Registration Statement on August 28, 2002 and incorporated herein by reference.


(o)  Reserved.

(p) There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.


(q) Powers of Attorney of Directors of Registrant filed with Post-Effective Amendment No. 27 to said Registration Statement on August 28, 2001 and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Short-Term Income Fund, Inc.


ITEM 25. INDEMNIFICATION.


     Registrant incorporates herein by reference the response to Item 25 in Post Effective Amendment No. 30 to the Registration Statement filed with the Commission on September 24, 2002.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

     Peter S. Voss is a Manager of RTAMLLC. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. where he serves as a Director and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and Nvest, L.P. companies from December 1996 to October 2000.

     Beverly M. Beardon is a Manager of RTAMLLC. She is also Senior Vice President, Human Resources, of CDCIAMNA since 1993.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 9 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

     Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. De Sanctis is also Treasurer and Assistant Secretary of 11 funds in the Reich & Tang Fund Complex and Vice President, Treasurer and Assistant Secretary of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.

                                    Positions and Offices
                                               With                             Positions and Offices
         Name                        the Distributor                                With Registrant


Peter S. Voss                       Director                                    None
G. Neal Ryland                      Director                                    None
Richard E. Smith III                President, Director                         None
                                    and Chief Compliance Officer                None
Steven W. Duff                      Director                                    President and Director
Richard DeSanctis                   Executive Vice President and                Treasurer and Assistant Secretary
                                    Chief Financial Officer
Rosanne Holtzer                     Vice President                              Secretary and Assistant Treasurer


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York 10020, the Registrant's manager, and at The Bank of New York, 100 Church Street, New York, New York 10020, the Registrant's custodian and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.


ITEM 29. MANAGEMENT SERVICES.

         Not applicable

ITEM 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 28th day of August, 2003.


            NEW YORK DAILY TAX FREE INCOME FUND, INC.


            By:/s/   Steven W. Duff
                     Steven W. Duff
                     President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                      CAPACITY      DATE

(1)      Principal Executive Officer


  /s/    Steven W. Duff
         Steven W. Duff                 President     August 28, 2003


(2)      Principal Financial and
         Accounting Officer


  /s/    Richard De Sanctis
         Richard De Sanctis             Treasurer     August 28, 2003

(3)      Board of Directors

  /s/    Steven W. Duff
         Steven W. Duff                 Director      August 28, 2003


Edward A. Kuczmarski                    Director*
Caroline E. Newell                      Director*
John P. Steines                         Director*


By: /s/  Rosanne Holtzer
         Rosanne Holtzer
        *Attorney-in-Fact                             August 28, 2003


* See Exhibit (q) herein for Powers of Attorney.

                                  EXHIBIT INDEX


(a.2) Articles of Amendment of the Registrant.

(h) Transfer Agency Agreement and Addendum to Transfer Agency Agreement between the Registrant and Reich & Tang Services Inc.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)  Consent of Independent Accountants.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940 with respect to the Victory Class of Shares.

(m.2) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment
     Company Act of 1940 with respect to the Liquidity Class of Shares.